EXHIBIT 10.17(E)

                DAEWOO CORPORATION & DAEWOO HEAVY INDUSTRIES LTD
                                       AND
                              PETRODRILL SEVEN LTD.

                      MAIN CONTRACT AMENDMENT AGREEMENT II
                                    HULL 3015
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This Agreement made and entered into this 28th day of January, 1999 by and between:

1 Daewoo Corporation & Daewoo Heavy Industries Ltd., both corporations organised and existing under the laws of Republic of Korea and having their principal offices at 541, Namdaemun-Ro 5-Ga, Chung-Gu, Seoul, Korea (hereinafter jointly and severally referred to as "BUILDER"); and

2 Petrodrill Seven Limited, a corporation organised under the laws of the British Virgin Islands having its principle office at 325 Waterfront Drive, Omar Hodge Building, 2nd Floor Wickhams Cay 1, PO Box 985, Road Town, Tortola, British Virgin Islands. ("PURCHASER").

   WHEREAS,

   (1) Builder and Purchaser are parties to a contract dated 9 April 1998 for the construction and sale of a dynamic positioned semi-submersible drilling vessel Hull No. 3015 (the "MAIN CONTRACT").

   (2) Builder and Purchaser are parties to the Main Contract Amendment Agreement dated 17 December 1998.

   (3) Builder and Purchaser wish to amend the payment terms set out in the Main Contract in accordance with the terms and conditions set out in this Agreement.

   (4) The Export-Import Bank of Korea ("KEXIM") has by a Refund Guarantee dated 16 April 1998 (the "REFUND GUARANTEE") guaranteed certain repayment obligations of the Builder to the Purchaser under the Main Contract.

   (5) The parties have agreed that this Agreement and the things contemplated by it are in all respects subject to and conditional upon KEXIM issuing a letter of amendment to the Refund Guarantee in the form required by this Agreement.

   (6) The parties wish to record the terms of their agreements on the terms and conditions set out in this Agreement.

   NOW, THEREFORE, in consideration of the mutual promises herein contained, it is agreed as follows:

1  CONDITION PRECEDENT

           This Agreement is in all respects subject to and conditional upon the Builder obtaining from KEXIM and delivering to the Purchaser a letter of amendment to the Refund Guarantee in the form attached as Appendix A duly executed on behalf of KEXIM.

2  MAIN CONTRACT AMENDMENT

        2.1  Clause 4.1 of the Main Contract is amended as follows:

             "4.1 The Purchaser shall pay the Construction Price to the Builder in five instalments as follows, the pre-delivery instalments being paid as advances and not as deposits:

             FIRST INSTALMENT
             Ten percent (10%) of the Construction Price, being $8,500,000 shall be paid within three Banking Days of the Effective Date.

             SECOND INSTALMENT
             Thirty percent (30%) of the Construction Price, being $25,500,000, shall be paid within three Banking Days from receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorized Representative (or, in default thereof, the Classification Surveyor), certifying that it is 6 months after the Effective Date of the contract has taken place.

             THIRD INSTALMENT
             Twenty percent (20%) of the Construction Price, being $17,000,000 shall be paid within three Banking Days of receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an

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             Authorised Representative (or, in default thereof, the
             Classification Surveyor), certifying that Keel laying has taken place.

             FOURTH INSTALMENT:

             Twenty percent (20%) of the Construction Price, being $17,000,000 shall be paid within three Banking Days of receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorised Representative (or, in default thereof, the Classification Surveyor), certifying that launch [float out] laying has taken place.

             FIFTH INSTALMENT:

             Twenty percent (20% of the Construction Price, together with any increase or any decrease of the Construction Price arising from the Provisions of Clauses 7 and 16 below, shall be paid upon Delivery."

                  2.2 A new provision is inserted as Clause 4.1A of the Main Contract as follows:

                       "4.1A The Purchaser shall pay the difference between the Construction Price and the Provisional Contract Price (the "LISTED ITEMS PRICE") to the Builder in nine instalments as follows, the pre-delivery instalments being paid as advances and not as deposits:

                       FIRST INSTALMENT:

                       Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 9th June 1998.

                       SECOND INSTALMENT:

                       Fifteen percent (15%) of the Listed Items Price, being $7,650,000 shall be paid on or before 17th March 1999.

                       THIRD INSTALMENT:

                       Five percent (5%) of the Listed Items Price, being $2,550,000, shall be paid on or before 30th March 1999.

                       FOURTH INSTALMENT:

                       Ten percent (10%) of the Listed Items Price, being $5,100,000 shall be paid on or before 30 April 1999.

                       FIFTH INSTALMENT

                       Fifteen percent (15%) of the Listed Items Price, being $7,650,000, shall be paid on or before 30 June 1999.

                       SIXTH INSTALMENT

                       Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30 August 1999.

                       SEVENTH INSTALMENT

                       Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30 October 1999.

                       EIGHTH INSTALMENT:

                       Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 30 December 1999.

                       NINTH INSTALMENT:

                       Ten percent (10%) of the Listed Items Price, being $5,100,000, shall be paid on or before 28th February 2000.

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                       TENTH INSTALMENT:

                       Five percent (5%) of the Listed Items Price, being $2,550,000 together with (or minus) any anticipated excess or (shortfall) of the Listed Items Price over (or under) the provisional Listed Items Price, shall be paid on or before 30 April 2000."

   23.  Clause 5.7 of the Main Contract is amended as follows:
        5.7 Unless the Purchaser shall otherwise agree the Builder shall supply those items of Materials set out in Appendix IIA (the Listed Items) from suppliers and subcontractors nominated by the Purchaser. The Purchaser, as agent for and on behalf of the Builder, shall negotiate terms and expedite equipment with each of the Nominated Subcontractors in order to supply the Listed Items set out in Appendix IIA. It is however, expressly agreed that the Purchaser shall contract and expedite with each of the suppliers of the Listed Items as agent for and on behalf of the Builder and the ownership in such Listed Items shall vest with the Builder.

   2.4  Clause 5.8 of the Main Contract is amended as follows:
        "5.8 The price for the Listed Items, including delivery to the Builder's yard, negotiated by the Purchaser, on behalf of the Builder, with the Nominated Subcontractors shall be included in the contract price based on the overall budget as set out in Clause 3.1 (b). In the event of any variations in the actual price then the Listed Items Price shall be increased or decreased by an amount equal to the amount of such variations. Any such variations shall be payable by the Purchaser by means of an adjustment of the final instalments of the Construction Price."

   2.5  Clause 5.9 of the Main Contract is amended as follows:
        5.9 Furthermore, in the event that delivery to the Builder of any Listed
        Item is delayed beyond the Target Delivery Date for the same set out in Appendix IIA, the Builder shall be entitled to a postponement of the Contractual Delivery Date for a period as it shall demonstrate, by reference to the "critical path" that the Vessel's construction and completion has actually been delayed. Delays in delivery of more than one Listed Item occurring simultaneously, shall have given rise only to concurrent (rather than consecutive) extensions. Any verified and documented delays caused, or contributed to by the Builder taking more than 14 days, after receipt, to pay approved Nominated Subcontractors invoices that have been submitted by the Purchaser in the agreed format will become cause for an adjustment in the delivery date of the Listed Items as detailed in Appendix IIA. Such adjustments shall reflect the ultimate delay in the arrival of the Listed Item at the Builder's yard.

3.  MISCELLANEOUS

    3.1 Any capitalised terms in this Agreement not defined in this Agreement shall have the same meaning as defined in the Main Contract.

    3.2 This Agreement shall become effective as soon as executed by all parties subject to Clause 1 of this Agreement.

    3.3 This Agreement is supplemental to the Main Contract and the Main Contract Amendment Agreement. Except as expressly amended as set out herein the Main Contract and the Main Contract Amendment Agreement remain in full force and effect.

    3.4 The construction, validity and performance of this Agreement shall be governed by English law.

    3.5 This Agreement may be signed in any number of counterparts all of which when taken together will constitute one and the same document.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first above written.

For and on behalf of                   For and on behalf of
DAEWOO CORPORATION                     PETRODRILL SEVEN Limited.

/s/ K. S. SHIM                        /s/ D. LEACH
Name: K. S. SHIM                      Name: D. Leach
Title: Attorney-in-fact               Title: Attorney-in-fact
Attested by                            Attested by

For and on behalf of
DAEWOO HEAVY INDUSTRIES LTD.

/s/ K. S. SHIM
Name: K. S. SHIM
Title: Managing Director
Attested by

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